Exhibit 10.2

Execution Version

MASTER RESTRUCTURING AGREEMENT
THIS RESTRUCTURING AGREEMENT (this “Agreement”) is entered into as of September 30, 2019 (the “Effective Date”) by and among (i) Brookfield Asset Management Inc., a corporation incorporated under the laws of the Province of Ontario (“BAM”), (ii) Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG LLC”), (iii) Berlin Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of BAM (“Berlin Merger Sub”), (iv) Oslo Holdings LLC, a Delaware limited liability company (“Oslo Holdings”), (v) Oslo Holdings Merger Sub LLC, a Delaware limited liability company (“Oslo Holdings Merger Sub”), (vi) Brookfield Holdings Canada Inc., a corporation incorporated under the laws of the Province of Ontario and wholly-owned subsidiary of BAM (“BHCI”), (vii) Brookfield US Holdings, Inc., a corporation incorporated under the laws of the Province of Ontario and wholly-owned subsidiary of BHCI (“BUSHI”), (viii) Brookfield US Inc., a Delaware corporation and wholly-owned subsidiary of BUSHI (“BUSI”), (ix) Atlas Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of BUSI (“Atlas Holdings”), (x) Atlas OCM Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of BUSI (“Atlas OCM Holdings”), (xi) Oaktree Capital Group Holdings, L.P., a Delaware limited partnership (“OCGH”), for itself and as attorney-in-fact for each of the limited partners of OCGH (the “OCGH LPs”), and (xii) the other entities set forth on the signature pages hereto (each a “Party” and collectively, the “Parties”).
WHEREAS, BAM, Berlin Merger Sub, OCG LLC, Oslo Holdings and Oslo Holdings Merger Sub have entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 13, 2019, which provides that (i) BAM and OCG LLC shall cooperate with each other and use their reasonable best efforts to negotiate and agree upon the form of this Agreement prior to the Closing, (ii) concurrent with the Closing, each of OCG LLC, the subsidiaries of OCG LLC, BAM and Berlin Merger Sub shall cause itself or such of its affiliates that are contemplated to be a party to this Agreement, to enter into this Agreement and (iii) BAM and OCG LLC shall implement the restructuring steps set forth herein in accordance with this Agreement; capitalized terms used but not defined herein have the meanings given to them in the Merger Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

I.	RESTRUCTURING

1.	Oslo Holdings Contribution (“Step 5”). Immediately prior to the Effective Time:

a.
pursuant to one or more power of attorneys granted by such OCGH LP to OCGH, OCGH, on behalf of each OCGH LP, hereby contributes, transfers, assigns, conveys and delivers to Oslo Holdings, such OCGH LP’s right, title and interest in and to the number of OCGH units set forth on the books and records of OCGH, which in the aggregate represent 25.3 million OCGH units (each, a “Contributed OCGH Unit”), and as consideration therefor, Oslo Holdings hereby issues to such OCGH LP a number of “Common Units” (as defined in the limited liability company agreement of Oslo Holdings, an “Oslo Holdings Unit”) equal to the number of such OCGH LP’s Contributed OCGH Units, free and clear of all liens (other than liens under the organizational documents of Oslo Holdings and securities laws); and

b.
pursuant to one or more power of attorneys granted by such OCGH LP to OCGH, OCGH, on behalf of each OCGH LP, hereby joins such OCGH LP to the Amended and Restated Limited Liability Agreement of Oslo Holdings LLC, dated as of September 30, 2019, as a “Member” thereof; and

c.	OCGH hereby resigns as a member of Oslo Holdings and all of OCGH’s limited liability company interests (if any) in Oslo Holdings are hereby cancelled for no consideration and shall cease to exist.

2.	Oslo Holdings Merger Sub Assignment (“Step 5b”). Effective as of immediately following the Effective Time but prior to Step 8 (as defined below):

a.
Oaktree Holdings, LLC, a Delaware limited liability company (“Oaktree Holdings, LLC”), hereby contributes, transfers, assigns, conveys and delivers its right, title and interest in and to Oslo Holdings Merger Sub to OCM Holdings I, LLC, a Delaware limited liability company (“OCM Holdings I, LLC”) as a capital contribution increasing the paid in capital of Oaktree Holdings, LLC in OCM Holdings I, LLC.

b.
Each of Oaktree Holdings, Ltd., a Cayman Islands company (“Oaktree Holdings, Ltd.”), Oaktree Holdings, Inc., a Delaware corporation (“Oaktree Holdings, Inc.”), Oaktree AIF Holdings, Inc., a Delaware corporation (“Oaktree AIF Holdings, Inc.”), and OCM Holdings I, LLC hereby, pursuant to the limited liability company agreement of Oslo Holdings Merger Sub, appoints OCM Holdings I, LLC as the “Manager” thereunder and removes Oaktree Holdings, LLC as the “Manager” thereunder.

3.	Contribution of Cash & Issuance of Exchange Note (“Step 8”)

a.	Contribution to Intermediate Holding Companies (“Step 8a”). Effective as of immediately following the Effective Time:

i.
OCG LLC hereby contributes, transfers, assigns, conveys and delivers its right, title and interest in and to (each an “OCG Cash Contributed Amount”) (A) $211,002,439 in cash to Oaktree Holdings, LLC, (B) $23,444,715 in cash to Oaktree Holdings, Ltd., (C) $523,598,644 in cash to Oaktree Holdings, Inc. and (D) $23,444,715 in cash to Oaktree AIF Holdings, Inc., which in each case is a capital contribution increasing the paid in capital of OCG LLC in each entity set forth in clauses (A)-(D).

ii.
Immediately following the consummation of clause (i) above, Oaktree Holdings, LLC hereby contributes, transfers, assigns, conveys and delivers the applicable OCG Cash Contributed Amount received by it to OCM Holdings I, LLC as a capital contribution increasing the paid in capital of Oaktree Holdings, LLC in OCM Holdings I, LLC.

b.
Oslo Holdings Merger Sub Subscription (“Step 8b”). Effective immediately following the consummation of Step 8a, OCM Holdings I, LLC, Oaktree Holdings, Ltd., Oaktree Holdings, Inc. and Oaktree AIF Holding, Inc. (collectively, the “Intermediate Holding Companies”) hereby contribute all of the OCG Cash Contributed Amounts received by them in Step 8a above, representing an aggregate of $781,490,513, to Oslo Holdings Merger Sub as a capital contribution increasing the paid in capital of each such Person in Oslo Holdings Merger Sub, and Exhibit A of the limited liability company agreement of Oslo Holdings Merger Sub shall be updated to reflect initial “Membership Percentages” of 27%, 3%, 67% and 3%, respectively, for each such Intermediate Holding Company, which shall be updated within 60 days of the Effective Date to reflect such Membership Percentages as mutually agreed upon by BAM and OCG LLC .

c.	Funding Agreement by and between Oslo Holdings Merger Sub and BAM (“Step 8c”). Effective immediately following the completion of Step 8b:

i.	Oslo Holdings Merger Sub hereby issues a note (the “BAM Shares Exchange Note”), in the form attached hereto as Exhibit A, to BAM and BAM hereby acquires and accepts the BAM Shares Exchange Note;

ii.
BAM hereby agrees to: (x) issue 10,072,152 class A limited voting shares of BAM (“BAM Class A Shares”), as fully paid and non-assessable shares, to American Stock Transfer & Trust Company and (y) direct American Stock Transfer & Trust Company to transfer the 10,072,152 BAM Class A Shares to the unitholders of Oslo Holdings, on behalf of Oslo Holdings Merger Sub, at the Subsequent Effective Time, in consideration for the issuance by Oslo Holdings Merger Sub to BAM of the BAM Shares Exchange Note; and

iii.
the Parties hereto agree that the agreement by BAM to effect the issuance and transfer of the BAM Class A Shares set forth in this Step 8c constitutes full payment of the issuance price of the BAM Shares Exchange Note.

d.
Cash Payment Direction Instructions. For ease of administration, the Parties agree that the OCG Cash Contributed Amount shall be paid by OCG LLC to American Stock Transfer & Trust Company, on behalf of Oslo Holdings Merger Sub, which payment shall be in satisfaction of the payments set forth in Step 8a and Step 8b.

4.	Contribution of BAM Shares Exchange Note (“Step 9”)

a.
Contribution to BUSI (“Step 9a”). Effective immediately following the completion of Step 8c, BAM hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to the BAM Shares Exchange Note to BUSI and, as consideration therefor, BUSI hereby issues to BAM 537,993 shares of class A common stock, par value $0.01, of BUSI (the “BUSI Subscription Interests”).

b.
Contribution to Atlas Holdings (“Step 9b”). Effective immediately following the completion of Step 9a, BUSI hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to the BAM Shares Exchange Note to Atlas Holdings, and, as consideration therefor, Atlas Holdings hereby issues to BUSI 5,379,931 common shares of Atlas Holdings.

c.
Contribution to OCG LLC (“Step 9c”). Effective immediately following the completion of Step 9b, Atlas Holdings hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to the BAM Shares Exchange Note to OCG LLC and, as consideration therefor, OCG LLC hereby issues to Atlas Holdings 9,352,045 Class A Units of OCG LLC (the “OCG LLC Subscription Interests”).

d.	Contribution to Intermediate Holding Companies (“Step 9d”). Effective immediately following the completion of Step 9c:

i.
OCG LLC hereby contributes, transfers, assigns, conveys and delivers 27%, 3%, 67% and 3% of its right, title and interest in and to the BAM Shares Exchange Note to (A) Oaktree Holdings, LLC, (B) Oaktree Holdings, Ltd., (C) Oaktree Holdings, Inc. and (D) Oaktree AIF Holdings, Inc., respectively, as a capital contribution increasing the paid in capital of OCG LLC in each such Person.

ii.
Effective immediately upon the consummation of clause (i) above, Oaktree Holdings, LLC hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to the BAM Shares Exchange Note received in clause (i) above to OCM Holdings I, LLC as a capital contribution increasing the paid in capital of Oaktree Holdings, LLC in OCM Holdings I, LLC.

e.
Contribution to Oslo Holdings Merger Sub (“Step 9e”). Effective immediately following the completion of Step 9d, each Intermediate Holding Company hereby contributes, transfers, assigns, conveys and delivers all of such Intermediate Holding Company’s right, title and interest in and to the BAM Shares Exchange Note to Oslo Holdings Merger Sub as a capital contribution increasing the paid in capital of each such Person in Oslo Holdings Merger Sub, thereby extinguishing the BAM Shares Exchange Note.

f.
Contribution to BHCI (“Step 9f”). Effective immediately following the completion of Step 9e, BAM hereby contributes, transfers, assigns, conveys and delivers the BUSI Subscription Interests received in Step 9a to BHCI and, as consideration therefor, BHCI hereby issues to BAM 5,379,931 common shares in the capital of BHCI (the “BHCI Subscription Interests”) as fully paid and non-assessable shares.

g.
Contribution to BUSHI (“Step 9g”). Effective immediately following the completion of Step 9f, BHCI hereby contributes, transfers, assigns, conveys and delivers the BUSI Subscription Interests received in Step 9f to BUSHI and, as consideration therefor, BUSHI hereby issues to BHCI 5,379,931 common shares in the capital of BUSHI (the “BUSHI Subscription Interests”) as fully paid and non-assessable shares.

h.
Notwithstanding any provision of the BAM Shares Exchange Note, upon the contribution and transfer of the BAM Shares Exchange Note pursuant to Step 9a, Step 9b, Step 9c, Step 9d and Step 9e, the applicable transferee shall become the noteholder of the BAM Shares Exchange Note and such transferee shall be bound by the terms and conditions of the BAM Shares Exchange Note, and the Parties hereto hereby agree that (x) such contribution and transfer of the BAM Shares Exchange Note and (y) the applicable transferee becoming the noteholder of the BAM Shares Exchange Note shall, in either case of clauses (x) or (y), not cancel or otherwise affect the BAM Shares Exchange Note.

5.	Liquidation of Oslo Holdings Merger Sub (“Step 11”)

a.
Distribution of Contributed OCGH Units. Effective immediately following the Subsequent Merger Effective Time, the Intermediate Holding Companies hereby agree to wind up Oslo Holdings Merger Sub and, in furtherance thereof, Oslo Holdings Merger Sub hereby distributes to each Intermediate Holding Company, representing all of the members of Oslo Holdings Merger Sub, its pro rata portion of the Contributed OCGH Units received in Step 5, representing all of the assets held by Oslo Holdings Merger Sub.

b.
Dissolution of Oslo Holdings Merger Sub. Following the consummation of the distribution set forth in clause (a) above, the Intermediate Holding Companies shall cause a certificate of cancellation in respect of Oslo Holdings Merger Sub to be filed with the Secretary of State of the State of Delaware.

6.	Redemption of OCGH Units (“Step 12”). Effective immediately following the completion of Step 11:

a.
OCM Holdings I, LLC. OCGH hereby transfers, assigns, conveys and delivers 6,830,760 limited partnership units of each of (i) Oaktree Capital I, LP, (ii) Oaktree Capital Management (Cayman), LP, (iii) Oaktree Capital II, LP, (iv) Oaktree Investment Holdings, LP, (v) Oaktree Capital Management, LP and (vi) Oaktree AIF Investments, LP to OCM Holdings I, LLC and, as consideration therefor, OCM Holdings I, LLC hereby transfers, assigns, conveys and delivers 6,830,760 OCGH Units to OCGH, representing all of the Contributed OCGH Units received by OCM Holdings I, LLC in Step 11.

b.
Oaktree Holdings, Ltd. OCGH hereby transfers, assigns, conveys and delivers 758,973 limited partnership units of each of (i) Oaktree Capital I, LP, (ii) Oaktree Capital Management (Cayman), LP, (iii) Oaktree Capital II, LP, (iv) Oaktree Investment Holdings, LP, (v) Oaktree Capital Management, LP and (vi) Oaktree AIF Investments, LP to Oaktree Holdings, Ltd. and, as consideration therefor, Oaktree Holdings, Ltd. hereby transfers, assigns, conveys and delivers 758,973 OCGH Units to OCGH, representing all of the Contributed OCGH Units received by Oaktree Holdings, Ltd. in Step 11.

c.
Oaktree Holdings, Inc. OCGH hereby transfers, assigns, conveys and delivers 16,950,404 limited partnership units of each of (i) Oaktree Capital I, LP, (ii) Oaktree Capital Management (Cayman), LP, (iii) Oaktree Capital II, LP, (iv) Oaktree Investment Holdings, LP, (v) Oaktree Capital Management, LP and (vi) Oaktree AIF Investments, LP to Oaktree Holdings, Inc. and, as consideration therefor, Oaktree Holdings, Inc. hereby transfers, assigns, conveys and delivers 16,950,404 OCGH Units to OCGH, representing all of the Contributed OCGH Units received by Oaktree Holdings, Inc. in Step 11.

d.
Oaktree AIF Holdings, Inc. OCGH hereby transfers, assigns, conveys and delivers 758,973 limited partnership units of each of (i) Oaktree Capital I, LP, (ii) Oaktree Capital Management (Cayman), LP, (iii) Oaktree Capital II, LP, (iv) Oaktree Investment Holdings, LP, (v) Oaktree Capital Management, LP and (vi) Oaktree AIF Investments, LP to Oaktree AIF Holdings, Inc. and, as consideration therefor, Oaktree AIF Holdings, Inc. hereby transfers, assigns, conveys and delivers 758,973 OCGH Units to OCGH, representing all of the Contributed OCGH Units received by Oaktree AIF Holdings, Inc. in Step 11.

e.
Cancellation of OCGH Units. Notwithstanding any provision of the limited partnership agreement of OCGH, upon the transfer, assignment, conveyance and delivery of the OCGH Units pursuant to this Step 12, each Intermediate Holding Company shall cease to be a limited partner of OCGH. To the extent permitted by applicable law, each Intermediate Holding Company hereby irrevocably appoints any officer of OCGH as its attorney-in-fact solely to cause the distribution and transfer of such OCGH Units on the books and records of OCGH with full power of substitution in the premises. Upon receipt of the OCGH units by OCGH pursuant to this Step 12, such OCGH Units shall be cancelled and shall cease to exist.

7.	Rebalancing of Operating Group Units (“Step 13”)

a.
OCM Holdings I, LLC. OCM Holdings I, LLC hereby transfers, assigns, conveys and delivers (i) 6,830,760 limited partnership units of Oaktree Capital Management (Cayman), LP to Oaktree Holdings, Ltd., (ii) 6,830,760 limited partnership units of each of (A) Oaktree Capital II, LP, (B) Oaktree Investment Holdings, LP, and (C) Oaktree Capital Management, LP to Oaktree Holdings, Inc. and (iii) 6,830,760 limited partnership units of Oaktree AIF Investments, LP to Oaktree AIF Holdings, Inc.

b.
Oaktree Holdings, Ltd. Oaktree Holdings, Ltd. hereby transfers, assigns, conveys and delivers (i) 758,973 limited partnership units of Oaktree Capital I, LP to OCM Holdings I, LLC, (ii) 758,973 limited partnership units of each of (A) Oaktree Capital II, LP, (B) Oaktree Investment Holdings, LP, and (C) Oaktree Capital Management, LP to Oaktree Holdings, Inc., and (iii) 758,973 limited partnership units of Oaktree AIF Investments, LP to Oaktree AIF Holdings, Inc.

c.
Oaktree Holdings, Inc. Oaktree Holdings, Inc. hereby transfers, assigns, conveys and delivers (i) 16,950,404 limited partnership units of Oaktree Capital I, LP to OCM Holdings I, LLC, (ii) 16,950,404 limited partnership units of Oaktree Capital Management (Cayman), LP to Oaktree Holdings, Ltd., and (iii) 16,950,404 limited partnership units of Oaktree AIF Investments, LP to Oaktree AIF Holdings, Inc.

d.
Oaktree AIF Holdings, Inc. Oaktree AIF Holdings, Inc. hereby transfers, assigns, conveys and delivers (i) 758,973 limited partnership units of Oaktree Capital I, LP to OCM Holdings I, LLC, (ii) 758,973 limited partnership units of Oaktree Capital Management (Cayman), LP to Oaktree Holdings, Ltd., (iii) 758,973 limited partnership units of each of (A) Oaktree Capital II, LP, (B) Oaktree Investment Holdings, LP, (C) Oaktree Capital Management, LP to Oaktree Holdings, Inc.

8.	Post-Closing Distribution (“Step 14”)

a.	Distributions from Oaktree Capital I, LP to OCM Holdings I, LLC and OCGH (“Step 14a”). Immediately following Step 13:

i.	Oaktree Capital I, LP hereby distributes to OCM Holdings I, LLC, and OCM Holdings I, LLC hereby accepts from Oaktree Capital I, LP, $122,467,424.

ii.	Oaktree Capital I, LP hereby distributes to OCGH, and OCGH hereby accepts from Oaktree Capital I, LP, $77,532,576.

b.	Distributions from Oaktree Capital II, LP to Oaktree Holdings, Inc. and OCGH (“Step 14b”). Immediately following Step 14a:

i.	Oaktree Capital II, LP hereby distributes to Oaktree Holdings, Inc., and Oaktree Holdings, Inc. hereby accepts from Oaktree Capital II, LP, $97,973,938.

ii.	Oaktree Capital II, LP hereby distributes to OCGH, and OCGH hereby accepts from Oaktree Capital II, LP, $62,026,062.

c.	Distributions from Oaktree Investment Holdings LP to Oaktree Holdings, Inc. and OCGH (“Step 14c”). Immediately following Step 14b:

i.	Oaktree Investment Holdings LP hereby distributes to Oaktree Holdings, Inc., and Oaktree Holdings, Inc. hereby accepts from Oaktree Investment Holdings LP, $24,493,485.

ii.	Oaktree Investment Holdings LP hereby distributes to OCGH, and OCGH hereby accepts from Oaktree Investment Holdings LP, $15,506,515.

d.	Distributions from Oaktree Capital Management LP to Oaktree Holdings, Inc. and OCGH (“Step 14d”). Immediately following Step 14c:

i.	Oaktree Capital Management LP hereby distributes to Oaktree Holdings, Inc., and Oaktree Holdings, Inc. hereby accepts from Oaktree Capital Management LP, $30,616,856.

ii.	Oaktree Capital Management LP hereby distributes to OCGH, and OCGH hereby accepts from Oaktree Capital Management LP, $19,383,144.

e.	Distributions from Oaktree AIF Investments LP to Oaktree AIF Holdings, Inc. and OCGH (“Step 14e”). Immediately following Step 14d:

i.	Oaktree AIF Investments LP hereby distributes to Oaktree AIF Holdings, Inc., and Oaktree AIF Holdings, Inc. hereby accepts from Oaktree AIF Investments LP, $30,616,856.

ii.	Oaktree AIF Investments LP hereby distributes to OCGH, and OCGH hereby accepts from Oaktree AIF Investments LP, $19,383,144.

f.	Distribution from OCM Holdings I, LLC to Oaktree Holdings LLC and distribution from Oaktree Holdings LLC to OCG LLC (“Step 14f”). Immediately following Step 14e:

i.	OCM Holdings I, LLC hereby distributes to Oaktree Holdings LLC, and Oaktree Holdings LLC hereby accepts from OCM Holdings I, LLC, the $122,222,489 received by OCM Holdings I, LLC in Step 14a.

ii.	OCM Holdings I, LLC hereby distributes to Oaktree Holdings, Ltd. and Oaktree Holdings, Ltd. hereby accepts from OCM Holdings I, LLC, the $244,935 received by OCM Holdings I, LLC in Step 14a.

iii.	Oaktree Holdings LLC hereby distributes to OCG LLC, and OCG LLC hereby accepts from Oaktree Holdings LLC, the $122,222,489 received by Oaktree Holdings LLC in Step 14f.

iv.	Oaktree Holdings, Ltd. hereby contributes to OCG LLC, and OCG LLC hereby accepts from Oaktree Holdings, Ltd., the $244,935 received by Oaktree Holdings Ltd. received in Step 14f.

g.
Oaktree Holdings, Inc. transfers to OCG LLC the $153,084,279 received by Oaktree Holdings, Inc. in Steps 14b, 14c and 14d, as partial repayment of the Note issued by Oaktree Holdings, Inc. to OCG dated as of April 17, 2012, the Note issued by Oaktree Holdings, Inc. to OCG dated as of June 5, 2013, the Note issued by Oaktree Holdings, Inc. to OCG dated as of March 11, 2015, the Note issued by Oaktree Holdings, Inc. to OCG dated as of October 15, 2017, the Note issued by Oaktree Holdings, Inc. to OCG dated as of December 15, 2017, or the Note issued by Oaktree Holdings, Inc. to OCG dated as of February 12, 2018 (“Step 14g”).

h.
Oaktree AIF Holdings, Inc. hereby distributes to OCG LLC, and OCG LLC hereby accepts from Oaktree AIF Holdings, Inc. as a distribution the $30,616,856 received by Oaktree AIF Holdings, Inc. in Step 14e (“Step 14h”).

i.
Distribution from OCG LLC to Atlas Holdings (“Step 14i”). Immediately following Step 14h, OCG LLC hereby distributes to Atlas Holdings, and Atlas Holdings hereby accepts from OCG LLC the $306,168,559 received by OCG LLC in Steps 14f, 14g and 14h.

j.
Transfer from Atlas Holdings to BUSHI (“Step 14j”). Immediately following Step 14i, Atlas Holdings hereby transfers to BUSHI, and BUSHI hereby accepts from Atlas Holdings the $306,168,559 received by Atlas Holdings in Step 14i, as partial repayment of the interest bearing demand loan issued by Atlas Holdings to BUSHI in the form attached hereto as Exhibit B (the “Intercompany Note”).

k.
Distribution from BUSHI to BHCI as a return of capital (“Step 14k”). Immediately following Step 14j, BUSHI hereby transfers to BHCI, and BHCI hereby accepts and acknowledges receipt from BUSHI of the amount of $306,168,559, representing a return of capital declared by BUSHI on the issued common shares of BUSHI on the date hereof.

l.
Transfer from BHCI to BAM (“Step 14l”). Immediately following Step 14k, BHCI hereby transfers to BAM, and BAM hereby accepts from BHCI, the $306,168,559 received by BHCI in Step 14k, as partial repayment of the Canadian Dollar denominated interest-free note in the form attached hereto as Exhibit C (the “BHCI Interest Free Note”).

m.
Cash Payment Direction Instructions. For ease of administration, the Parties agree that the amounts set forth in Steps 14a through Step 14i, other than the amounts to be paid to OCGH in Steps 14a through 14e, shall be paid by Oaktree Capital I, LP, Oaktree Capital II, LP, Oaktree Investment Holdings LP, Oaktree Capital Management LP and Oaktree AIF Investments LP, respectively, directly to Atlas Holdings, which payment shall be in satisfaction of the payments set forth in Steps 14a through 14i, other than the amounts to be paid to OCGH in Steps 14a through 14e.

9.	Governance Structuring (“Step 15”)

a.
Contribution from BUSI to Atlas Holdings (“Step 15a”). Effective promptly following BAM’s and OCG LLC’s receipt of approval from the Federal Energy Regulatory Commission to the transfer of jurisdictional assets in the Contemplated Transaction pursuant to Section 203 of the Federal Power Act, as amended, and in no event before (i) the completion of Step 14 and (ii) 12:01 AM on October 1, 2019 , BUSI hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to all of the issued and outstanding equity interests of Atlas OCM Holdings (the “Atlas OCM Contributed Interests”) as a capital contribution increasing the paid in capital of BUSI to Atlas Holdings.

b.
Contribution from Atlas Holdings to OCG LLC (“Step 15b”). Effective immediately following the completion of Step 15a, Atlas Holdings hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to the Atlas OCM Contributed Interests to OCG LLC as a capital contribution increasing the paid in capital of Atlas Holdings to OCG LLC.

c.
Contribution from OCG LLC to Oaktree Holdings, Inc. (“Step 15c”). Effective immediately following the completion of Step 15b, OCG LLC hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to the Atlas OCM Contributed Interests to Oaktree Holdings, Inc., as a capital contribution increasing the paid in capital of OCG LLC in Oaktree Holdings, Inc.

d.
Contribution of Oaktree Capital Management LP (“Step 15d”). Effective immediately following the completion of Step 15c, Oaktree Holdings, Inc. hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to the general partnership interests and limited partnership interests in Oaktree Capital Management, LP (the “Oaktree Capital Management Contributed Interests”) to Atlas OCM Holdings, and, as consideration for the Oaktree Capital Management Contributed Interests, Atlas OCM Holdings hereby issues to Oaktree Holdings, Inc., a number of class A units of Atlas OCM Holdings equal to the number of Class A Units of OCG LLC held by Atlas Holdings after the Effective Time, which shall be duly and validly issued (the “Atlas OCM Class A Subscription Interests”).

e.
Issuance of Atlas OCM Units (“Step 15e”). Effective immediately following the completion of Step 15d, Atlas OCM Holdings hereby issues a number of class B units of Atlas OCM Holdings equal to the number of Class B Units of OCG LLC held by OCGH (the “Atlas OCM Class B Subscription Interests”) to OCGH.

f.
Amendment and Restatement of Operating Agreement (“Step 15f”). Concurrently with the completion of Step 15e, Atlas OCM Holdings shall amend and restate its operating agreement to be in the form attached hereto as Exhibit D.

g.
Formation of New GPs (“Step 15g”). Concurrently with the completion of Step 15f, OCGH hereby transfers, assigns, conveys and delivers all of its right, title and interest in and to Oaktree Investment Holdings GP LLC, a Delaware limited liability company, to Atlas OCM Holdings for no consideration.

h.
Contribution of Oaktree Capital Management LP (“Step 15h”). Immediately following the consummation of Step 15g, Atlas OCM Holdings hereby contributes, transfers, assigns, conveys and delivers all of its right, title and interest in and to the general partnership interests and limited partnership interests in Oaktree Capital Management LP to Oaktree Capital Management GP LLC;

i.
Resignation of Oaktree Holdings, Inc. (“Step 15i”). Effective immediately following the completion of Step 15h, (i) Oaktree Holdings, Inc. hereby resigns as the general partner of Oaktree Capital II LP, and Oaktree Capital II GP LLC is hereby appointed as general partner of Oaktree Capital II LP and (ii) Oaktree Holdings, Inc. hereby resigns as the general partner of Oaktree Investment Holdings LP, and Oaktree Investment Holdings GP LLC is hereby appointed as general partner of Oaktree Investment Holdings LP.

j.
Resignation of Oaktree AIF Holdings, Inc. (“Step 15j”). Effective immediately following the completion of Step 15i, Oaktree AIF Holdings, Inc. hereby resigns as the general partner of Oaktree AIF Investments LP, and Oaktree AIF Investment GP LLC is hereby appointed as general partner of Oaktree AIF Investments LP.

10.
Distributions of U.S. Blockers (“Step 16”). Effective as of October 1, 2019, OCG LLC hereby distributes to Atlas Holdings all of the issued and outstanding shares of common stock of Oaktree Holdings, Inc., and all of the issued and outstanding shares of common stock of Oaktree AIF Holdings Inc., (the “Oaktree Holdings and Oaktree AIF Holdings Transferred Interests”), and Atlas Holdings hereby acquires and accepts the conveyance, transfer, assignment and delivery of, the Oaktree Holdings and Oaktree AIF Holdings Transferred Interests.

11.
OCGH LP Transfer of Class B Voting Shares (“Step 17”). Effective immediately following the completion of Step 16, OCGH hereby transfers, assigns, conveys and delivers all of its right, title and interest in and to the class B interests of Oaktree AIF Holdings, Inc. to Atlas Holdings for no consideration.

12.
Repayment of Intercompany Notes (“Step 18”). Effective immediately following the completion of Step 17, (i) OCG LLC hereby distributes to Atlas Holdings all of OCG LLC’s rights and obligations with respect to intercompany notes payable by Oaktree Holdings, Inc. and (ii) Atlas Holdings hereby transfers, assigns, conveys and delivers all of its right, title and interest in and to all of the class A units of OCG LLC to BUSHI in consideration for the partial repayment of the Intercompany Note issued by Atlas Holdings to BUSHI.

13.
U.S. Blocker Restructuring (“Step 19”). Effective immediately following the completion of Step 18, the parties set forth therein shall enter into the Agreement and Plan of Merger attached hereto as Exhibits E and F and, upon the effectiveness of the mergers contemplated therein, (i) Oaktree New Holdings LLC hereby distributes all of its limited partnership interests in Oaktree Capital II LP and Oaktree Investment Holdings LP to Atlas Holdings and (ii) immediately thereafter, Atlas Holdings hereby contributes all of the equity interests of Oaktree New Holdings LLC to Atlas Holdings II LLC, a Delaware limited liability company (“Atlas Holdings II”) and, in consideration therefor, Atlas Holdings II hereby issues to Atlas Holdings (i) a number of common shares in the capital of Atlas Holdings II (the “Atlas Holdings II Subscription Interests”) as fully paid and non-assessable shares and (ii) a note in the form attached hereto as Exhibit G (the “Atlas Holdings Note”).

II.	Miscellaneous.

1.
Further Assurances.  Each Party will take any and all actions, including the execution of consents, certificates, documents or instruments, necessary or appropriate to give effect to the transactions contemplated by this Agreement.

2.
Stock or Other Interest Power. To the extent permitted by applicable law, with respect to any conveyance or distribution of equity interests (the “Transferred Interests”) of a Person (the “Issuer”) pursuant to the provisions hereof having certificated or uncertificated equity, this Agreement constitutes an irrevocable stock or other interest power and power of attorney of the applicable transferor with respect to such Transferred Interests, and the applicable transferor hereby irrevocably appoints any officer of such Issuer as its attorney-in-fact solely to cause the distribution and/or transfer of the applicable Transferred Interests on the books and records of such Issuer, with full power of substitution in the premises. Upon receipt by such Issuer of (i) this Agreement and the certificate(s), if any, representing such Transferred Interests, (ii) this Agreement and an affidavit of lost stock or other interest certificate for such Transferred Interests, if applicable, or (iii) this Agreement, if such Transferred Interests are uncertificated, the distribution and/or transfer of such Transferred Interests shall be recorded on the books and records of the applicable Issuer.

3.
Assignment and Admission. Notwithstanding any provision of the governing documents of any Issuer, upon the transfer and/or distribution of the applicable Transferred Interests in an Issuer which is a limited partnership or limited liability company, the applicable transferee as set forth herein shall be admitted to such as a partner or member, as applicable, of such Issuer and shall be bound by the terms and conditions of the governing documents of such Issuer, and the applicable transferor shall cease to be a partner or member, as applicable, of such Issuer and shall cease to have or exercise any right or power as a partner or member, as applicable, of such Issuer. The Parties hereto agree that (i) the assignment of any Transferred Interests, (ii) the admission of any transferee as provided herein as a partner or member, as applicable, and (iii) the cessation of the transferor as a partner or member, as applicable, shall not dissolve the Issuer and such Issuer shall continue its legal existence. Subject to the terms of the governing documents of such Issuer, the governing documents of such Issuer shall be amended to reflect the assignment of the applicable Transferred Interests hereunder.

4.
Amendments and Waivers.  (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party or, in the case of a waiver, by each Party against whom the waiver is to be effective. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the Parties hereto.

(b)    No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

5.	Binding Effect; Benefit; Assignment.
(a) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the Parties and their respective successors and assigns.
(b)    No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each of the other Parties. Any purported assignment, delegation or other transfer without such consent shall be void.

6.
No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

7.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law that would cause the application of the laws of any jurisdiction other than the State of Delaware. The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any Party or any of its affiliates or against any Party or any of its affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.

8.
Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.
Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts (including by facsimile or other electronic means), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties. Until and unless each Party has received a counterpart hereof signed by each other Party, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

10.
Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

11.
Entire Agreement. This Agreement is being executed and delivered pursuant to the Merger Agreement and effects the restructuring contemplated therein. This Agreement (including any exhibits and schedules attached hereto) and the Merger Agreement represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties hereto with respect to such subject matter. In the event of a conflict between any provision of this Agreement and any provision of the Merger Agreement, the provisions of the Merger Agreement shall prevail; provided, however, that this Agreement shall control with respect to the determination of assets that are transferred, exchanged, contributed, distributed, assigned and conveyed between the parties hereto.

12.
Interpretation. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Merger Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any applicable law shall be deemed to refer to such applicable law as amended from time to time and, if applicable, to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to “$” and “dollars” are to the currency of the United States.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth above.

BROOKFIELD ASSET MANAGEMENT INC.

By: /s/ Justin Beber
Name: Justin Beber
Title: Chief Legal Officer

OAKTREE CAPITAL GROUP, LLC

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

BERLIN MERGER SUB, LLC

By:    /s/ Joshua Zinn
Name: Joshua Zinn
Title: Vice President

OSLO HOLDINGS LLC
By: Oaktree Capital Group Holdings, L.P., its sole member
By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OSLO HOLDINGS MERGER SUB LLC
By: Oaktree Holdings, LLC, its Managing Member
By: OAKTREE CAPITAL GROUP, LLC, its Managing Member
By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

BROOKFIELD HOLDINGS CANADA INC.

By:    /s/Kathy Sarpash
Name: Kathy Sarpash
Title: Vice President and Secretary

BROOKFIELD US HOLDINGS INC.

By: /s/Kathy Sarpash
Name: Kathy Sarpash
Title: Vice President and Secretary

BROOKFIELD US INC.

By: /s/Mark Srulowitz
Name: Mark Srulowitz
Title: President

ATLAS HOLDINGS, LLC

By:    /s/ Joshua Zinn
Name: Joshua Zinn
Title: Vice President

ATLAS OCM HOLDINGS, LLC

By: /s/Mark Srulowitz
Name: Mark Srulowitz
Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P. for itself and as attorney-in-fact for each of the OCGH LPs
By: OAKTREE CAPITAL GROUP HOLDINGS GP, LLC, its General Partner
By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OAKTREE HOLDINGS, LLC

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OCM HOLDINGS I, LLC
By: OAKTREE HOLDINGS, LLC, its Managing Member
By: OAKTREE CAPITAL GROUP, LLC its Managing Member
By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OAKTREE HOLDINGS, LTD.

By: OAKTREE CAPITAL GROUP, LLC, its Director
By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel
OAKTREE HOLDINGS, INC.

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel
OAKTREE AIF HOLDINGS, INC.

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel
OAKTREE CAPITAL I, LP.
By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OAKTREE CAPITAL MANAGEMENT (CAYMAN), LP.

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OAKTREE CAPITAL II, LP

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OAKTREE INVESTMENT HOLDINGS LP
By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OAKTREE CAPITAL MANAGEMENT LP

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OAKTREE AIF INVESTMENTS LP

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

ATLAS HOLDINGS II LLC

By: /s/Joshua Zinn
Name: Joshua Zinn
Title: Vice President

OAKTREE NEW HOLDINGS LLC

By:/s/ Joshua Zinn
Name: Joshua Zinn
Title: Vice President

OAKTREE AIF HOLDINGS II LLC

By:    /s/Joshua Zinn
Name: Joshua Zinn
Title: Vice President

OAKTREE CAPITAL II GP LLC

By:    /s/ Joshua Zinn
Name: Joshua Zinn
Title: Vice President

OAKTREE CAPITAL MANAGEMENT GP LLC

By:    /s/Mark Srulowitz
Name: Mark Srulowitz
Title: Vice President

OAKTREE AIF INVESTMENT GP LLC

By:    /s/ Joshua Zinn
Name: Joshua Zinn
Title: Vice President

OAKTREE INVESTMENT HOLDINGS GP LLC

By:    /s/ Todd Molz
Name: Todd Molz
Title: General Counsel and Chief Administrative Officer

By:/s/Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel